Presentation to Lenders March 5, 2013 Exhibit 99.1

Forward-Looking Statements

This presentation contains forward-looking information that involves risks and uncertainties, including statements about the Company’s plans, objectives, expectations and intentions. Such statements include, without limitation: financial or other information included herein based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations;  the anticipated benefits of the Gen-Probe acquisition, including anticipated synergies; the expected timing of the completion of the Company's LIFECODES' sale; the anticipated timing of a reimbursement code for 3D tomosynthesis and any other governmental or regulatory approvals or clearances; and the Company's outlook and financial and other guidance. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.
Risks and uncertainties that could adversely affect the Company’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, include without limitation: U.S., European and general worldwide economic conditions and related uncertainties; the Company’s reliance on third-party reimbursement policies to support the sales and market acceptance of its products, including the possible adverse impact of government regulation and changes in the availability and amount of reimbursement and uncertainties for new products or product enhancements; uncertainties regarding the recently enacted or future healthcare reform legislation, including associated tax provisions, or budget reduction or other cost containment efforts; changes in guidelines, recommendations and studies published by various organizations that could affect the use of the Company’s products; uncertainties inherent in the development of new products and the enhancement of existing products, including FDA approval and/or clearance and other regulatory risks, technical risks, cost overruns and delays; the risk that products may contain undetected errors or defects or otherwise not perform as anticipated; risks associated with acquisitions, including without limitation, the Company’s ability to successfully integrate acquired businesses, the risks that the acquired businesses may not operate as effectively and efficiently as expected even if otherwise successfully integrated, the risks that acquisitions may involve unexpected costs or unexpected liabilities, including the risks and challenges associated with the Company’s recent acquisition of Gen-Probe and operations in China; the risk that prospective acquisitions or dispositions may not close when anticipated, if at all, including as a result of failure to fulfill conditions closing, obtaining the necessary regulatory approvals or clearances, or otherwise;
manufacturing risks, including the Company’s reliance on a single or limited source of supply for key components, and the need to comply with especially high standards for the manufacture of many of its products; the Company’s ability to predict accurately the demand for its products, and products under development, and to develop strategies to address its markets successfully; the early stage of market development for certain of the Company’s products; the Company’s leverage risks, including the Company’s obligation to meet payment obligations and financial covenants associated with its debt; risks related to the use and protection of intellectual property; expenses, uncertainties and potential liabilities relating to litigation, including, without limitation, commercial, intellectual property, employment and product liability litigation; technical innovations that could render products marketed or under development by the Company obsolete; competition;
the risks of conducting business internationally, including the effect of exchange rate fluctuations on those operations; and the Company’s ability to attract and retain qualified personnel.
The risks included above are not exhaustive. Other factors that could adversely affect the combined company's business and prospects are described in the filings made by the Company with the SEC. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based.
Hologic, APTIMA, Dimensions, Gen-Probe, LIFECODES, PANTHER, Prodesse ProGastro SSCS and TIGRIS and associated logos, as may be used throughout this presentation, are trademarks and/or registered trademarks of Hologic, Inc. and/or its subsidiaries in the United States and/or other countries.

Transaction Overview
¹ See the definition of non-GAAP financial measures and the reconciliation of GAAP to non-GAAP in the Appendix.

Hologic, Inc. ("Hologic" or "the Company") (NASDAQ: HOLX) is a leading developer, manufacturer and supplier of premium diagnostics products, medical imaging systems and surgical products dedicated to serving the healthcare needs of women
Hologic has continued to demonstrate strong financial performance
Hologic is seeking to reprice its Revolver and Term Loan A pricing
In conjunction with the repricing, the Company is seeking an amendment to certain other provisions of the Credit Agreement
For the LTM period ended December 29, 2012, the Company generated $2,186 million of non-
GAAP revenue, $761 million of Adjusted EBITDA and $980 million of Consolidated Adjusted
EBITDA as defined in the Credit Agreement. The Company's GAAP Revenue and GAAP net
Hologic has total secured leverage of 2.5x and net total leverage of 4.9x
1
loss for the same LTM period were $2,161 million and $91 million, respectively

Pro Forma Capitalization

Leverage
Current
CCR: B1 / BB Amount Coupon Floor
Cash $718.5
Revolver ($300) - L+300 -
Term Loan A 979.7 L+300 -
Term Loan B 1,482.0 L+350 1.00%
Total Secured Debt 2,461.7 2.5 x
Senior Unsecured Notes 1,000.0 6.25%
Total Guaranteed Debt 3,461.7 3.5 x
2.00% Convertible Sr. Notes (1) 734.5 2.00%
2.00% Exchange Convertible Sr. Notes (2) 379.8 2.00%
2.00% Exchange Convertible Sr. Notes (3) 460.0 2.00%
Total Debt 5,036.0
5.1 x
Net Debt (4) 4,786.0 4.9 x
LTM 12/29/12 Consolidated Adjusted EBITDA (5) $ 980.0
Maturity Put Date
Aug-17
Aug-17
Aug-19
Aug-20
Dec-37 Dec-13
Dec-37 Dec-16
Mar-42 Mar-18
Amounts as of December 29, 2012
($ in millions)
Source:  Public filings
¹
Principal amount is $775 million. Principal amount listed net of the unamortized discount. Conversion price of approximately $38.59 per share. Effective 02/21/2013, the
  Company retired $370 million of notes due 2037 in exchange for $370 million of new notes due 2043. Leverage ratios could change once the accounting for the exchange is completed.
²
Principal amount is $450 million. Principal amount listed net of the unamortized discount. Conversion price of approximately $23.03 per share.
³  Principal amount is $500 million. Principal amount listed net of the unamortized discount. Conversion price of approximately $31.18 per share.
4
Debt net of $250 million of cash as permitted by Credit Agreement for covenant compliance.
As defined in the Credit Agreement. Includes an increase to the Company’s non-GAAP Adjusted EBITDA of $219 million, as calculated pursuant to the terms of the Credit
Agreement, to reflect the Company's acquisition of Gen-Probe and certain other adjustments.

Non-GAAP Adjusted Q1’13 Revenues of $644.6M (unaudited)
Consumables/Service  ~81%
Capital Equipment       ~19%
Consumables/Service  ~81%
Capital Equipment       ~19%
Total Diagnostics $319.2M*
49%
Breast Health $220.8M
34%
GYN Surgical  $80.9M
13%
Skeletal Health $23.7M
4%
* See the definition of non-GAAP financial measures and the reconciliation of GAAP to non-GAAP in the Appendix.
Total Revenues by Business Segment
5
Consumables
$427.9
Service
$96.2M
Capital
$120.5M
Consolidated

Business and Product Update
PANTHER launch progressing smoothly with positive early traction
FDA approval of APTIMA 16 18/45 Genotype Assay for use on TIGRIS announced on
October 16, 2012
Definitive agreement announced on January 3, 2013 to sell the Company’s LIFECODES business to Immucor, Inc. for $85 million in cash, subject to certain adjustments, and
$10 million in a potential contingent payment
FDA clearance of APTIMA Trichomonas vaginalis Assay for use on our fully-automated
PANTHER System announced on January 14, 2013
FDA clearance of Prodesse ProGastro SSCS assay, a real-time multiplex polymerase chain reaction (PCR) in vitro diagnostic test for the qualitative detection of the most common bacterial pathogens associated with gastroenteritis
Oslo study published on January 7, 2013, in Radiology, reporting that the addition of the
Company’s 3D mammography screening technology to a 2D breast screening exam significantly increased cancer detection while reducing the number of false positives

— Expected to close in Q2 FY 2013

Advancing Breast Cancer Screening 7

3D Dimensions Tomosynthesis
Superior Next-Generation Digital Mammography
Superiority Superiority
over 2D Digital over 2D Digital
Mammography Mammography
Improved
Tissue
Visualization
and Detection
Lower
Recall Rates
8
Tomosynthesis…uptake ahead of expectations
• U.S. installed base of ~ 11,000 digital systems – potential for conversion to Tomo
• On track to ship 500 to 700 units within first two years of approval
(by end of fiscal Q2’13)
• Expect to double installed base during FY’13

Tomosynthesis Clinical Efficacy
Oslo Tomosynthesis Screening Trial
reported breast cancer screening
with Hologic’s Tomosynthesis significantly
improves cancer detection
• All age groups and breast densities benefit from the addition of Hologic’s Tomosynthesis screening
1
• Body of clinical evidence continuing to grow
Compared to 2D, U.S. sites report a
significant reduction in recalls with
Hologic’s tomosynthesis
9
1
2-3
in invasive
cancer detection
40%
overall in
cancer detection
27%
20-40% reduction
in recall rates
(based on site practices)
1
2
3
Skaane P. et. al. Comparison of Digital Mammography Alone and Digital Mammography Plus Tomosynthesis in a Population-based Screening Program. Radiology. 2013 Jan 7
(published electronically).
Philpotts L. et al. Initial Experience With Digital Breast Tomosynthesis in Screening Mammography. Presented at the ARRS 2012, Scientific Session 22 - Breast Imaging:
Screening/Emerging Technologies.
Destounis S. et al.  Experience with Combination 2D/3D Breast Tomosynthesis vs FFDM  in the Screening Environment. Radiological Society of North  America annual meeting.
Chicago, Il, 2012.

Q1 2013 Financial Results
Consolidated non-GAAP adjusted revenues were $644.6 million, a year-over-year increase of $171.9 million, or 36.4%, and at the high-end of our guidance range of $640 to $645 million. The Company's GAAP revenues for the same period were $631.4 million
1
Non-GAAP adjusted EPS was $0.38, a year-over-year increase of $0.04, or 11.8%, and exceeded our guidance of $0.37. The Company's GAAP EPS for the same period was
$0.01
1
Year-over-year growth in each of our three primary business segments
On track to achieve over $40 million in first-year cost synergies related to the Gen-Probe acquisition
Cash and equivalents totaled $721 million, up $154 million from the end of fiscal 2012 reflecting another quarter of focused working capital management and solid operational results, both of which contributed to strong free cash flow generation
¹ See the definition of non-GAAP financial measures and the reconciliation of GAAP to non-GAAP in the Appendix.

— Reinstatement of federal research tax credit added $0.01 to non-GAAP adjusted EPS

Key Performance Metrics Q1 FY 2013
Revenues
GAAP revenues of $631.4 million and non-GAAP
revenues of $644.6 million
Net Income
GAAP net income of $3.1 million and
non-GAAP net income of $101.8 million
Adjusted EBITDA
$227.5 million
Quarter Ended December 29, 2012 (unaudited)
1
On a constant currency basis, total revenues would have increased  to $631.7M*, or 33.6% (non-GAAP revenues would have increased to $645.0M*, or 36.4%) compared to
Q1’12. The constant currency revenue amount for Q1’13 is a non-GAAP number that reflects what revenues in that quarter would have been had the Company applied the foreign currency exchange rates it used for determining its revenues in Q1’12.
See the definition of non-GAAP financial measures and the reconciliation of GAAP to non-GAAP in the Appendix.
Q1 FY 2013 Overview
11
• Non-GAAP revenues up $171.9 million, or 36.4%, vs. Q1’12
1
• Non-GAAP revenues up $44.5 million, or 7.4%, vs. Q4’12
• Non-GAAP net income up $11.7 million, or 13.0%, vs. Q1’12
• Non-GAAP net income up $3.4 million, or 3.5%, vs. Q4’12
• Up $65.2 million, or 40.2%, vs. Q1’12
• Up $17.5 million, or 8.3%, vs. Q4’12

Fiscal 2013 Guidance
Non-GAAP
*
$s in millions
(except EPS)
FY 2013
FY 2013
(Guidance)* (Guidance)*
Q2 2013
Q2 2013
(Guidance) * (Guidance) *
Revenues
Revenues
$2,610 –
$2,610 –
$2,640
$2,640
$635 –
$635 –
$640
$640
Gross Margins
Gross Margins
63.0%
63.0%
62.5% –
62.5% –
63.0%
63.0%
Operating Expenses
Operating Expenses
$785 –
$785 –
$810
$810
$205 –
$205 –
$210
$210
Interest Expense
Interest Expense
$220
$220
$56
$56
Diluted EPS
Diluted EPS
$1.58 –
$1.58 –
$1.60
$1.60
$0.33 -
$0.33 -
$0.34
$0.34
Quarter Ending March 30, 2013 and Year Ending September 28, 2013

Note: Estimate diluted shares outstanding of approximately 271 million and 272 million for Q2’13 and FY 2013, respectively. Estimate a 32% annual effective tax rate.
* See the definition of non-GAAP financial measures and discussion of future non-GAAP adjustments in the Appendix.

Balance Sheet & Debt Paydown Road Map
Focus on de-leveraging
— Total debt obligations of $5.0 billion, including $3.5 billion borrowed for acquisition of Gen-Probe
— Goal to reduce total debt to EBITDA from approximately 5.1x to 2.5x during the three-year period post-acquisition (down to 4.5x at the end of Q1’13)
Expect to generate $600 million in free cash flow in FY’13
Debt paydown roadmap
— Initial focus on $405 million tranche of our convertible notes putable in December
2013
— $65 million in scheduled payments for Term Loan A and Term Loan B in FY’13
— Build cash through FY’13 and FY’14, then focus on paying down remaining Gen-
Probe-related debt

Amendment Overview
Hologic is seeking to reprice its Revolver and Term Loan A
In addition, the amendment would make certain other changes in the Credit Agreement, including:
14
— Allow the Company to purchase or repurchase its Convertible Notes during the eighteen months prior to their respective put dates and at any such time such Convertible Notes are otherwise callable, subject to no event of default and pro forma covenant compliance
— Modify the Asset Sale covenant general basket to remove the transaction and annual caps on asset sales
— Allow unsecured debt to be assumed as part of a Permitted Acquisition, subject to no event of default and pro forma covenant compliance

In thousands, except earnings per share In thousands, except earnings per share Continued on next page Reconciliation of GAAP to Non-GAAP (unaudited) 16

In thousands, except earnings per share In thousands, except earnings per share
Three Months Ended Three Months Ended Last Twelve Months Last Twelve Months
December 29, 2012 December 29, 2012 December 24, 2011 December 24, 2011 September 29, 2012 September 29, 2012 December 29, 2012 December 29, 2012
OPERATING EXPENSES
GAAP operating expenses $218,444 $182,611 $318,020 $916,553
Adjustments:
Amortization of intangible assets (28,526) (14,842) (24,832) (85,720)
Contingent consideration (39,526) (15,563) (40,399) (143,460)
Acquisition-related costs (4,380)
4
(913)
4
(37,901)
4
(47,772)
4
Restructuring costs (3,933) 91 (16,697) (21,060)
Goodwill impairment - - (5,826) (5,826)
Gain on sale of intellectual property, net 53,884 - - 66,308
In-process research and development - - (4,500) (4,500)
Fair value adjustment for depreciation expense (892)
4
- (1,300)
4
(2,192)
4
Other gains (charges) 3,200 - (2) 2,269
Non-GAAP adjusted net operating expenses $198,271 $198,271 $151,384 $151,384 $186,563 $186,563 $674,600 $674,600
INTEREST EXPENSE, NET
GAAP interest expense $72,081 $29,509 $56,673 $182,859
Adjustment for non-cash interest expense relating to
convertible notes
(15,644) (18,953) (16,514) (65,223)
Other interest expense - (171) - (357)
Non-GAAP interest expense, net $56,437 $56,437 $10,385 $10,385 $40,159 $40,159 $117,279 $117,279
PRE-TAX (LOSS) INCOME
GAAP pre-tax (loss) income $(7,353) $39,904 $(97,964) $(108,918)
Adjustments to pre-tax (loss) income as detailed above 157,193 96,522 246,955 637,193
Other gains (167) - - (167)
Non-GAAP pre-tax income $149,673 $149,673 $136,426 $136,426 $148,991 $148,991 $570,455 $570,455
NET INCOME (LOSS)
GAAP net income (loss) $3,118 $20,812 $(77,767) $(91,328)
Adjustments to pre-tax (loss) income as detailed above 157,026 96,522 246,955 679,373
Income tax effect of reconciling items
(58,366) ³
(27,293) ³
(70,854) ³
(208,551)
Non-GAAP adjusted net income $101,778 $101,778 $90,041 $90,041 $98,334 $98,334 $379,494 $379,494
EBITDA
Non-GAAP adjusted net income $101,778 $90,041 $98,334 $379,494
Interest expense, net, not adjusted above 56,177 9,723 39,766 115,341
Provision for income taxes 47,895 46,385 50,657 190,961
Depreciation expense, not adjusted above 21,653 16,110 21,241 74,891
Adjusted EBITDA $227,503 $227,503 $162,259 $162,259 $209,998 $209,998 $760,687 $760,687
Reconciliation of GAAP to Non-GAAP (unaudited)
Continued on next page

Reconciliation of GAAP to Non-GAAP
(unaudited)
Footnotes:
1
To primarily reflect a fair value adjustment recorded in purchase accounting relating to contingent revenue earned and received under the Novartis collaboration post acquisition, which was eliminated under purchase accounting.
2
Non-GAAP adjusted earnings per share was calculated based on: 269,379; 264,958; and 268,106 weighted average diluted shares outstanding for the three months ended December 29, 2012, December 24, 2011, and September 29,
2012, respectively.
3
To reflect an annual effective tax rate of 32.0%, 34.0% and 34.0% on a non-GAAP basis for the three months ended
December 29, 2012, December 24, 2011, and September 29, 2012, respectively.
4
The breakdown of this expense by P&L line item is as follows:
18
In thousands, except tax rates In thousands, except tax rates
Three Months Ended Three Months Ended Last Twelve Months Last Twelve Months
December 29, 2012 December 29, 2012 December 24, 2011 December 24, 2011 September 29, 2012 September 29, 2012 December 29, 2012 December 29, 2012
Acquisition-related costs
R&D $1,253 - $805 $2,291
S&M 770 - 691 1,495
G&A 2,357 $913 36,405 43,986
Total OpEx $4,380 $913 $37,901 $47,772
COGS 1,141 - 612 1,941
Total Adjustment $5,521 $913 $38,513 $49,713
Fair value adjustment for depreciation expense
R&D $439 - $293 $732
S&M 66 - 44 110
G&A 387 - 963 1,350
Total OpEx $892 - $1,300 $2,192
COGS 1,797 - 1,203 3,000
Total Adjustment $2,689 - $2,503 $5,192

Use of Non-GAAP Financial Measures

Hologic has presented the following non-GAAP financial measures in this presentation: adjusted revenues; adjusted gross margins; adjusted operating expenses; adjusted operating income; adjusted interest expense; adjusted pre-tax income; adjusted net income; adjusted EPS; and
adjusted EBITDA. Hologic defines adjusted EBITDA as its non-GAAP adjusted net income plus interest expense, net, income taxes, and depreciation and amortization expense included in its non-GAAP adjusted net income. Hologic defines its non-GAAP adjusted revenues to primarily include contingent revenue earned under the Novartis collaboration post-acquisition which was eliminated under purchase accounting.
Hologic defines its non-GAAP adjusted gross margins, adjusted operating expenses, adjusted operating income, adjusted interest expense, adjusted pre-tax income and adjusted EPS to exclude, as applicable: (i) the amortization of intangible assets; (ii) acquisition-related charges and effects, such as charges for contingent consideration (comprised of (a) adjustments for changes in the fair value of the contingent consideration liabilities initially recorded as part of the purchase price of an acquisition as required by GAAP, and (b) contingent consideration that is tied to continuing employment of the former shareholders and employees which is recorded as compensation expense), transaction costs, integration costs including retention, and credits and/or charges associated with the write-up of acquired inventory and fixed assets to fair value, and the effect of a reduction in revenue related to contingent revenue under the Novartis collaboration, described above; (iii) non-cash interest expense related to amortization of the debt discount for convertible debt securities; (iv) divestiture and restructuring charges; (v) non-cash loss on exchange of convertible notes; (vi) litigation settlement charges (benefits); (vii) other-than-temporary impairment losses on investments; and (viii) other one-
time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of Hologic’s core business results; and to include income taxes related to such adjustments.
Hologic believes the use of non-GAAP adjusted net revenues is useful to investors as it eliminates certain effects of purchase accounting on its recognition of revenue. Hologic believes the use of non-GAAP adjusted net income is useful to investors by eliminating certain of the more significant effects of its acquisitions and related activities, non-cash charges resulting from the application of GAAP to convertible debt instruments with cash settlement features, charges related to debt extinguishment losses, investment impairments, litigation settlements, and divestiture and restructuring initiatives. These non-GAAP measures also reflect how Hologic manages its businesses internally. In addition to the adjustments set forth in the calculation of Hologic’s non-GAAP adjusted net income and adjusted EPS, its non-GAAP adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. As with the items eliminated in its calculation of non-GAAP adjusted net income, these items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. When analyzing Hologic’s operating performance, investors should not consider these non-GAAP financial measures as a substitute for net income
(loss) prepared in accordance with GAAP.

Financial Guidance

The Company’s guidance includes its current operations, including revenues from its approved/cleared products and its recently acquired businesses.
Hologic may not generate expected revenues and may incur expenses or charges, realize income or gains, or execute acquisitions or dispositions in fiscal 2013 that could cause actual results to vary from the guidance provided in this presentation. In addition, the Company is continuing to monitor the effects of the U.S., European and general worldwide economic and regulatory conditions and related uncertainties, including the implementation of healthcare cost containment measures and healthcare reform legislation, as well as foreign currency fluctuations, which, along with other uncertainties facing the Company’s business including those referenced elsewhere herein and its filings with the
Securities and Exchange Commission, could adversely affect anticipated results.
Future Non-GAAP Adjustments:
Future GAAP EPS may be affected by changes in ongoing assumptions and judgments relating to the Company’s acquired businesses, and may also be affected by nonrecurring, unusual or unanticipated charges, expenses or gains, all of which are excluded in the calculation of non-GAAP adjusted EPS as described in this presentation. It is therefore not practicable to reconcile non-GAAP adjusted EPS guidance to the most comparable GAAP measure.